                                                                    Exhibit 10.4

                              AMENDED AND RESTATED
                               BAY NETWORKS, INC.

                    1994 OUTSIDE DIRECTORS STOCK OPTION PLAN


     1. ESTABLISHMENT AND PURPOSE.

          (a) ESTABLISHMENT. The Wellfleet Communications, Inc. 1991 Director Stock Option Plan was adopted on May 16, 1991 and was amended on June 29, 1993 (the "Prior Plan"). In connection with the combination of Wellfleet Communications, Inc. ("Wellfleet") and SynOptics Communications, Inc. ("SynOptics") pursuant to the Agreement and Plan of Merger dated as of July 4, 1994, as amended, by and among Wellfleet, SynOptics and a wholly owned subsidiary of Wellfleet (the "Merger Agreement"), Wellfleet changed its name to Bay Networks, Inc. Wellfleet terminated the Prior Plan and adopted the Bay Networks, Inc. 1994 Outside Directors Stock Option Plan (the "Plan") which was approved by the stockholders on October 20, 1994. Amendment of the Plan was approved by the stockholders on October 19, 1995. The Plan was amended by action of the Board of Directors of the Company (the "Board") effective August 15, 1996.

          (b) EFFECTIVE TIME AND PURPOSE. The Plan was established effective as of the Effective Time (as defined in the Merger Agreement) to create additional incentive for the outside directors of Bay Networks, Inc. and any successor corporation thereto (collectively referred to as the "Company") to promote the financial success and progress of the Company and its subsidiaries.

     2. ADMINISTRATION. The Plan shall be administered by the Board and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All questions of interpretation of the Plan or of any options granted under the Plan (an "Option") shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     3. ELIGIBILITY AND TYPE OF OPTION. Options may be granted only to directors of the Company who are not employees of the Company or any present or future parent and/or subsidiary corporations of the Company. Options granted to eligible directors of the Company ("Outside Directors") shall be nonqualified stock options; that is, options which are not treated as having been granted under section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Code.

     4. SHARES SUBJECT TO OPTION. Options shall be options for the purchase of the authorized but unissued common stock of the Company (the "Stock"), subject to adjustment as provided in paragraph 8 below. The maximum number of shares of Stock which may be issued under the Plan shall be 750,000 shares. In the event that any outstanding Option for any reason expires or is terminated or canceled and/or shares of Stock subject to repurchase are repurchased by the Company, the shares allocable to the unexercised portion of such Option, or such repurchased shares, may again be subjected to an Option.

     5. TIME FOR GRANTING OPTIONS. All Options shall be granted, if at all, within ten (10) years from the Effective Time.

     6. TERMS, CONDITIONS AND FORM OF OPTIONS. Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Stock covered thereby, in substantially the form attached hereto as EXHIBIT A for initial grants and in substantially the form attached hereto as EXHIBIT B for subsequent grants, and incorporated herein by reference (the "Option Agreements"), and shall comply with and be subject to the following terms and conditions:

          (a) AUTOMATIC GRANT OF OPTIONS. Subject to execution by each Outside Director of the appropriate Option Agreement:

               (i) At the Effective Time, each Outside Director who was on the Board immediately prior to the Effective Time and continues to serve on the Board at the Effective Time shall be granted an Option to purchase 45,000 shares of Stock. Each Outside Director who is first elected or appointed to serve on the Board at or after the Effective Time shall be granted an Option to purchase 52,500 shares of Stock upon such election or appointment.

               (ii) Each Outside Director shall be granted an additional Option to purchase 15,000 shares of Stock upon the second though seventh Anniversary Dates of the initial option grant to such Outside Director.

               (iii) The Anniversary Date of an Outside Director who was on the Board at the Effective Time shall be the date which is 12 months after the Effective Time and successive anniversaries thereof. The Anniversary Date of an Outside Director who is elected or appointed to the Board after the Effective Time shall be the date which is 12 months after such election or appointment and successive anniversaries thereof.

               (iv) Notwithstanding the foregoing, any Outside Director may elect not to receive an Option granted pursuant to this paragraph 6(a) by delivering written notice of such election to the Board (1) in the case of an initial Option grant, no later than the Effective Time or the date upon which such Outside Director commences service on the Board, or (2) in the case of an anniversary Option grant, no later than six (6) months prior to the applicable Anniversary Date.

               (v) Notwithstanding any other provision of the Plan, no Option shall be granted to any individual who is no longer serving as an Outside Director of the Company on an Anniversary Date which would otherwise be a date of grant.

          (b) PERIODIC GRANT OF OPTIONS. Subject to execution by the Outside Director of the appropriate Option Agreement, the Board may grant additional Options to purchase a number of shares to be determined by the Board in recognition of services provided by an Outside Director in his or her capacity as a director provided such grants are in compliance with the requirement of Rule 16b-3, as promulgated under the Exchange Act and amended from time to time or any successor rule or regulation ("Rule 16b-3").

          (c) OPTION PRICE. The option price per share for an Option shall be the fair market value of the common stock of the Company, as determined by the closing price of a share of Stock on the New York Stock Exchange or other national securities exchange on the date immediately preceding the date of the granting of the Option. If the date immediately preceding the date of the granting of the Option does not fall on a day on which the common stock of the Company is trading on the New York Stock Exchange or other national securities exchange, the date on which the option price per share shall be established shall be the last day on which the common stock of the Company was so traded prior to the date of the granting of the Option. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying with the provisions of section 424(a) of the Code.

          (d) EXERCISE PERIOD OF OPTIONS. Any Option granted hereunder shall be exercisable for a term of ten years.

          (e) VESTING. Options granted pursuant to the Plan shall first become vested on the day (the "Initial Vesting Date") which is one year from the date on which the Option was granted. The Option shall be vested on and after the Initial Vesting Date as follows:

                                                                   Vested Ratio
                                                                   ------------

    Prior to Initial Vesting Date                                          0

    On Initial Vesting Date, provided the                                  1/3
                  the Optionee has continuously
                  served as a director of the
                  Company from the date the
                  Option was granted until the
                  Initial Vesting Date.

         PLUS
         ----
                  For each full month of the                           1/36
                  Optionee's continuous service as
                  a director of the Company from
                  the Initial Vesting Date.

                  In the event of a Transfer of Control, as defined in paragraph 9 below, if the Option is assumed or substituted for by the surviving, continuing, successor or purchaser corporation, the Option shall continue to vest according to the provisions of this paragraph 6(e), in addition to the acceleration of vesting described in paragraph 9 below.

                  (f) PAYMENT OF OPTION PRICE. Payment of the option price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, in cash equivalent, (ii) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of an Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) or (iii) by the Optionee's full recourse promissory note. No promissory note shall be permitted if an exercise using a promissory note would be a violation of any law. Any permitted promissory note shall be due and payable not more than five years after the Option is exercised, and interest shall be payable at least annually and be at least equal to the minimum interest rate necessary to avoid imputed interest pursuant to all applicable sections of the Code. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired on exercise of the Option and/or with other collateral acceptable to the Company.

                           (1) The Company reserves, at any and all times, the
right, in the Company's sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedures for the exercise of Options by means of an assignment of the proceeds of a sale of some or all of the shares of Stock to be acquired upon such exercise.

                           (2) Unless otherwise provided by the Board, in the
event the Company at any time becomes subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

     7. AUTHORITY TO VARY TERMS. The Board shall have the authority from time to time to vary the terms of the Option Agreements set forth as EXHIBIT A and EXHIBIT B, respectively, either in connection with the grant of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised or amended form or forms of stock option agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company's right to repurchase any unvested shares of stock acquired by the Optionee on exercise of an Option in the event such Optionee's service as a director of the Company is terminated for any reason.

     8. EFFECT OF CHANGE IN STOCK SUBJECT TO PLAN. Appropriate adjustments shall be made in the number and class of shares of Stock subject to the Plan and to any outstanding Options and in the option price of any outstanding Options in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company.

     9. TRANSFER OF CONTROL. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Company.

                  (a) the sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company;

                  (b) a merger in which the stockholders of the Company before such merger do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company; or

                  (c) the sale or exchange of all or substantially all of the Company's assets (other than a sale or transfer to a subsidiary corporation of the Company).

     In the event of a Transfer of Control, then for purposes of calculating the number of Vested Shares, Optionee shall be deemed to have completed twelve full months of continuous service as an Outside Director of the Company more than such Optionee had actually completed at the time of the Transfer of Control and the remainder of the vesting schedule for the Option shall be accelerated by twelve full months as of 30 days prior to the Transfer of Control. The exercise and/or vesting of any Option that was permissible solely by reason of this paragraph 9 shall be conditioned upon the consummation of the Transfer of Control. Any Options which are not exercised as of the date of the Transfer of Control shall terminate effective as of the date of the Transfer of Control except, however, if the Options are assumed or substituted for by the surviving, continuing, successor or purchaser corporation, they shall continue in effect in accordance with their terms.

     10. OPTIONS NON-TRANSFERABLE. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

     11. TERMINATION OR AMENDMENT OF PLAN AND OPTIONS. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or any Option at any time; provided, however, that without the approval of the stockholders of the Company, there shall be (a) no increase in the total number of shares of Stock covered by the Plan (except by operation of the provisions of paragraph 8 above) and (b) no expansion in the class of person eligible to receive Options. In addition to the foregoing, the approval of the Company's stockholders shall be sought for any amendment to the Plan for which the Board deems stockholder approval necessary in order to comply with Rule 16b-3. In any event, no termination or amendment may adversely affect any then outstanding Option, or any unexercised portion thereof, without the consent of the Optionee.

     12. CONTINUATION OF PRIOR PLAN AS TO OUTSTANDING OPTIONS. Notwithstanding any other provision to the contrary, the Prior Plan shall remain in effect in accordance with its terms and apply to Options granted pursuant to the Prior Plan.

     IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Bay Networks, Inc. 1994 Outside Directors Stock Option Plan was duly adopted by the Board of Directors of the Company on the 17th day of August, 1994, amended with approval of the stockholders on the 19th day of October 1995, and amended by the Board effective on the 15th of August 1996.


                                      -----------------------------------------

                               BAY NETWORKS, INC.
                    1994 OUTSIDE DIRECTORS STOCK OPTION PLAN

                                  PLAN HISTORY

August 17, 1994     Board of Directors approves the plan with a share reserve
                    of 500,000 shares.

October 20, 1994    Stockholders approve the plan with a share reserve of
                    500,000 shares.

October 19, 1995    Stockholders approve amendment to the 1994 Outside Directors
                    Stock Option Plan to provide that shares subject to outstanding and new grants will vest over a period of three years (rather than four years), and to increase the number of shares each non-employee director is granted on the second through seventh anniversary date of his or her initial grant from 7,500 shares to 10,000 shares.

November 24, 1995   3:2 common stock split effective, bringing the total share reserve to 750,000 shares.

July 25, 1996       Board of Directors approves amendment to the 1994 Outside
                    Directors Stock Option Plan to provide for Periodic Grant of Options.

PROSPECTUS
----------



                               BAY NETWORKS, INC.
                   4401 Great America Parkway, P.O. Box 58185
                       Santa Clara, California 95052-8185
                            Telephone: (408) 988-2400

                         750,000 SHARES OF COMMON STOCK
                           ($.01 par value per share)

                              AMENDED AND RESTATED
                    1994 OUTSIDE DIRECTORS STOCK OPTION PLAN


         The shares of common stock, $.01 par value per share (the "Common Stock"), of Bay Networks, Inc. (the "Company") covered by this Prospectus are offered as set forth under the heading "DESCRIPTION OF THE 1994 OUTSIDE DIRECTORS STOCK OPTION PLAN" to certain directors of the Company who are not employees of the Company or any of its subsidiaries under the Company's 1994 Outside Directors Stock Option Plan ("Plan"). This Prospectus also covers such additional shares that may be issuable under the Plan in the event of any stock dividend, stock split, reverse stock split, combination, reclassification or other similar change in the Common Stock.


         Members of the Board of Directors are deemed to be "affiliates" of the Company and may resell shares of the Company's Common Stock purchased under the Plan only in accordance with certain restrictions imposed by the Securities Act of 1933, as amended (the "Securities Act") and Rule 144 promulgated thereunder. Any Director acquiring shares under the Plan should consult with legal counsel prior to reselling shares of Common Stock. See "RESALE OF SHARES BY DIRECTORS".


             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
                BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY
               STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
           AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


         This document constitutes part of a prospectus covering securities that have been registered under the Securities Act. The date of this Prospectus is September 12, 1996.

                             AVAILABLE INFORMATION


         The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files periodic reports and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information concerning the Company may be inspected at the Commission's Public Reference Room, Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. Copies of such material, or any portion thereof, may be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, at prescribed rates. The Company's Common Stock is traded on the New York Stock Exchange under the symbol "BAY". Reports, proxy statements and other information concerning the Registrant may also be inspected and copied at the offices of the Company.

         The Company has filed with the Commission a Registration Statement on Form S-8 under the Securities Act with respect to the shares of Common Stock offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and the exhibits and schedules thereto, as certain items are omitted in accordance with the rules and regulations of the Commission. Statements contained in this Prospectus concerning the contents of any agreement or other document referred to are not necessarily complete. Where such agreement or other document is an exhibit to the Registration Statement registering the shares offered under the Plan, each such statement is qualified in all respects by the provisions of such exhibit, to which reference is hereby made for a full statement of the provisions thereof. For further information pertaining to the Company and the shares of Common Stock offered hereby, reference is made to such Registration Statement and the exhibits and schedules thereto, which may be inspected without charge at the office of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and copies of which may be obtained from the Commission at prescribed rates.



         The Company hereby undertakes to provide, without charge, upon written or oral request of any person to whom this Prospectus is delivered, a copy of any and all documents incorporated by reference in this Prospectus. See "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE." Any other documents required to be delivered to participants pursuant to Rule 428(b) under the Securities Act shall also be provided, without charge, upon written or oral request of any participant in the Plan. Requests for such information or for additional information about the Plan or its administrators should be addressed to Bay Networks, Inc., Attention: Chief Financial Officer, 4401 Great America Parkway, Santa Clara, California 95054, telephone (408) 988-2400.

         NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING DESCRIBED HEREIN, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR BY ANY OTHER PERSON DEEMED TO BE AN UNDERWRITER. NEITHER DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF OR THE DATES AS OF WHICH INFORMATION IS SET FORTH HEREIN. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SHARES COVERED BY THIS PROSPECTUS BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                                TABLE OF CONTENTS


                                                                  Page
                                                                  ----


THE COMPANY                                                          1

DESCRIPTION OF THE 1994 OUTSIDE DIRECTORS STOCK
         OPTION PLAN                                                 1

         Shares Subject to the Plan                                  1

         Administration of the Plan                                  1

         Terms, Conditions and Forms of Options                      2

         Eligibility                                                 3

         Effective Date, Termination and Amendment                   3

         Transfer of Control                                         3

         Federal Income Tax Consequences                             4

         Employee Retirement Income Security Act of 1974             5

RESALE OF SHARES BY DIRECTORS                                        5

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE                      5

                                  THE COMPANY

         Bay Networks, Inc., a Delaware corporation (the "Company"), is the issuer of the shares of Common Stock covered by this Prospectus. Its principal offices are located at 4401 Great America Parkway, Santa Clara, California and its telephone number is (408) 988-2400.

           DESCRIPTION OF THE 1994 OUTSIDE DIRECTORS STOCK OPTION PLAN

         On August 17, 1994, the Board of Directors adopted, and on October 20, 1994 the stockholders approved, the 1994 Outside Directors Stock Option Plan (the "Plan"). On October 19, 1995 the stockholders approved an amendment to the Plan. The Plan was further amended by action of the Board of Directors of the Company effective August 15, 1996. The Plan provides for the grant of nonstatutory options not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The purpose of the Plan is to create additional incentive for the outside directors of the Company to promote the financial success and progress of the Company and its subsidiaries.

         The following is a brief summary of the provisions of the Plan. This summary is qualified in all respects by reference to the full text of the Plan, which the Company will provide, without charge, upon written or oral request of any person to whom this Prospectus is delivered. Each person granted an option under the Plan should also carefully review his or her option agreement.

SHARES SUBJECT TO THE PLAN

         The original version of the Plan reserved a total of 500,000 shares of the Company's Common Stock (subject to adjustment for any dividend, stock split, reverse stock split, combination, reclassification or other relevant changes in the Company's capitalization) for issuance pursuant to the Plan. A three-for-two stock split effective on November 24, 1995 resulted in an adjusted reserve of 750,000 Shares. Shares issued under the Plan consist of authorized but unissued shares or treasury shares. In the event that any outstanding option expires or is terminated or cancelled or shares subject to repurchase are repurchased by the Company, the shares allocable to the unexercised portion of such option, or such repurchased shares, may again be subjected to an option.

ADMINISTRATION OF THE PLAN

         The Plan is administered by the Board of Directors of the Company (the "Board") or by a committee appointed by the Board (the "Committee"). Any subsequent reference to the Board shall also mean the Committee, if one has been appointed. The directors are elected by the stockholders of the Company in accordance with the provisions of the Certificate of Incorporation and the By-Laws of the Company. None of the members of the Board of Directors receives any additional compensation for services in connection with the administration of the Plan. The Board of Directors is authorized to interpret the provisions of the Plan.

TERMS, CONDITIONS AND FORMS OF OPTIONS

         The Plan provides for automatic and discretionary option grants by the Company to eligible directors. Each director who is serving on the Board immediately prior to the Effective Time (as defined in the Agreement and Plan of Merger dated as of July 4, 1994, as amended, by and between Wellfleet Communications, Inc., SynOptics Communications, Inc. and Spoke Merger Co., Inc.) and continues to serve on the Board at or after the Effective Time will be granted, at the Effective Time, an option to purchase 45,000 shares of Common Stock (adjusted for November 1995 stock split). Each director who is first elected or appointed to serve on the Board at or after the Effective Time will be granted, on the date of his or her election or appointment, an option to purchase 52,500 shares of Common Stock (adjusted for November 1995 stock split). The Plan also provides for the grant of an option to purchase 15,000 shares of Common Stock (adjusted for November 1995 stock split) to each eligible director on the second through seventh anniversary of his or her initial option grant under the Plan. The Plan also provides for the discretionary grant of an option to purchase a number of shares of Common Stock determined by the Board to Outside Directors in recognition of services provided by an Outside Director in his or her capacity as a director. The option exercise price per share for each option granted under the Plan is the last reported sale price per share of the Company's Common Stock on the New York Stock Exchange on the date immediately preceding the date of grant (or if no such price is reported on such date, such price as reported on the nearest preceding date). An option may be granted with an exercise price that is lower than the price as determined above if such option is granted pursuant to an assumption of or substitution for another option in a manner qualifying with the provisions of Section 424(a) of the Code.

         Each option grant shall be evidenced by a written agreement specifying the number of shares covered by the option. An option granted under the Plan is not transferable by the optionee otherwise than by will or by the laws of descent and distribution and may be exercised during the lifetime of the optionee only by such optionee.

         Each option vests 1/3 on the first anniversary of grant and in 1/36 per month beginning one year after the date of grant, provided that the optionee has continuously served as a director of the Company from the date the option was granted. No option is exercisable after the expiration of ten years from the date of the grant.

         Options may be exercised only by written notice to the Company at its principal office accompanied (i) by payment in cash or cash equivalent or by check, (ii) by assignment of the proceeds of a sale of some or all of the shares being acquired by the exercise of the option or (iii) by the optionee's recourse promissory note when authorized by the Board.

         A director may elect not to receive an option granted under the Plan by delivering written notice to the Board, in the case of an initial grant, no later than the date such director would receive such grant, and in the case of subsequent option grants, six months prior to such grants.

ELIGIBILITY

         Only directors of the Company who are not employees of the Company or any present or future parent or subsidiary of the Company are eligible to be granted options under the Plan.

EFFECTIVE DATE, TERMINATION AND AMENDMENT

         The Plan was adopted by the Board of Directors on August 17, 1994 and approved by the stockholders on October 20, 1994. Pursuant to its terms, the Plan became effective on October 21, 1994. On October 19, 1995 the stockholders approved an amendment to the Plan to provide that shares subject to outstanding and new grants will vest over a period of three years, and to increase the number of shares each non-employee director is granted on the second through seventh anniversary date of his or her initial grant to 15,000 shares. The Board approved an amendment to the Plan effective August 15, 1996 to provide for Periodic Grant of Options.

         The Board of Directors may terminate or amend the Plan or any option granted under the Plan in any respect whatsoever; provided, however, that without approval of the stockholders of the Company no revision or amendment may change the number of shares subject to the Plan or expand the class of persons eligible to receive options. The approval of the Company's stockholders shall be sought for any amendment to the Plan for which the Board deems stockholder approval necessary in order to comply with Rule 16b-3. No termination or amendment of the Plan may adversely affect any then outstanding option, or any unexercised portion thereof, without the consent of the optionee.

TRANSFER OF CONTROL

         In the event of a Transfer of Control, as defined below, then for purposes of calculating the number of Vested Shares, Optionee shall be deemed to have completed twelve full months of continuous service as an Outside Director of the Company more than such Optionee had actually completed at the time of the Transfer of Control and the remainder of the vesting schedule for the Option shall be accelerated by twelve full months, as of 30 days prior to the Transfer of Control. Such vesting and exercise of an option is conditioned upon the consummation of the Transfer of Control.

         A Transfer of Control shall be deemed to have occurred in a event of
(i) the sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company, or a merger, whereby the stockholders of the Company immediately before such sale or exchange or merger do not retain at least a majority of the beneficial interest in the voting stock of the Company or (ii) the sale or exchange of all or substantially all of the Company's assets (other than a sale or transfer to a subsidiary corporation of the Company).

         Any options which are not exercised as of the date of the Transfer of Control shall terminate effective as of such date provided, however, that if the options are assumed or substituted by the surviving, continuing, successor or purchaser corporation, they shall continue in effect in accordance with their terms.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a summary of the federal income tax treatment of nonstatutory stock options. The tax consequences recognized by an optionee may vary; therefore, an optionee should consult his or her tax advisor for advice concerning any specific transaction.

         No taxable income is recognized by the optionee upon the grant of a nonstatutory option.

         Upon exercise more than six months after the grant, the optionee must recognize as ordinary income the difference between the exercise price and the fair market value at the time of exercise.

         The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee. Any gain or any loss recognized upon the subsequent disposition of the purchased shares will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year.

         At the time the option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee shall make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the option including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the option, or (ii) the transfer, in whole or in part, of any shares of stock acquired on exercise of the option.

EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974

         The Plan is not qualified under Section 401(a) of the Code and the Company believes that the Plan is not subject to the Employee Retirement Income Security Act of 1974.

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

                          RESALE OF SHARES BY DIRECTORS

         Shares of Common Stock purchased upon exercise of options granted under the Plan may be resold freely, except that any participant deemed to be an "affiliate" of the Company, within the meaning of the Securities Act and the rules and regulations promulgated thereunder, may not sell shares acquired upon exercise of options granted under the Plan unless such shares have been registered by the Company under the Securities Act for resale by such affiliate or an exemption from registration under the Securities Act is available. Rule 144 under the Securities Act provides an exemption from registration provided certain limitations on the manner of sale and the amount of shares sold are observed (holding period limitations will not apply). All directors of the Company are deemed to be "affiliates" and, accordingly, any director intending to sell shares acquired upon exercise of options granted under the Plan should consult with legal counsel before making any sales. Such sale may implicate securities laws other than Rule 144, including Rule 10b-5 and Section 16 under the Exchange Act.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents, which are filed with the Commission, are incorporated in this Prospectus by reference:

                  (1) The Company's latest annual report filed pursuant to Sections 13(a) or 15(d) of the Exchange Act, or the latest prospectus filed pursuant to Rule 424(b) under the Securities Act that contains audited financial statements for the registrant's latest fiscal year for which such statements have been filed.

                  (2) All other reports filed pursuant to Sections 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the annual reports or the prospectus referred to in (1) above.

                  (3) The description of the Common Stock of the Company contained in a Registration Statement filed under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all shares of Common Stock offered hereby have been sold or which deregisters all shares of Common Stock then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such


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

statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.



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